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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (date of earliest event reported): October 30, 1997





                         CarrAmerica Realty Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                   1-11706                 52-1796339
          --------                   -------                 ----------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)               File No.)           Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500


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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant.

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.

         Not applicable.

ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

         Attached hereto as Exhibit 99.1 is supplemental financial and operating information of the Company as of September 30, 1997.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit
                  Number

                    99.1 CarrAmerica Realty Corporation Supplemental Financial and Operating Information as of September 30, 1997.

ITEM 8.  Change in Fiscal Year.

         Not applicable.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  October 30, 1997



                                            CARRAMERICA REALTY CORPORATION



                                            By:   /s/ Brian K. Fields
                                                  ---------------------------
                                                  Brian K. Fields
                                                  Chief Financial Officer



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Exhibit
Number       Exhibit
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99.1         CarrAmerica Realty Corporation Supplemental Financial and Operating
             Information as of September 30, 1997.